Income Taxes	6 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income taxes

Note 14 – Income taxes

(a) Corporate income tax

Color Star

Under the current laws of the Cayman Islands, Color Star is not subject to tax on income or capital gains. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

CACM

CACM is organized in the New York State in the United States. CACM had no taxable income for the U.S. income tax purposes for the six months ended December 31, 2024, and 2023. The applicable tax rate is 21.0% for federal and 7.3% for New York State with an effective tax rate of 26.8%.

Color Star Ohio

Color Star Ohio is organized in the Ohio State in the United States. Color Star Ohio had no taxable income for the U.S. income tax purposes for the six months ended December 31, 2024, and 2023. The applicable tax rate is 21.0% for federal and no state tax in Ohio State with an effective tax rate of 21.0%.

Color Star Hainan

Color Star Hainan is incorporated in the PRC and is subject to PRC Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant PRC tax laws. The applicable tax rate is 25.0% in PRC, but the tax rate could be reduced to 15% for qualified enterprises which are engaged in industries encouraged by the PRC government (e.g. New/high Tech Enterprises and certain integrated circuits production enterprises). Tax holiday is also offered to enterprises engaged in encouraged industries. Other CIT incentives are also available for tax resident enterprises in PRC.

Color Metaverse

Color Metaverse is incorporated in Singapore and is subject to Singapore Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. The applicable tax rate is 17% in Singapore, with 75% of approximately the first $8,000 (SGD 10,000) taxable income and 50% of the next approximately $0.1 million (SGD 190,000) taxable income are exempted from income tax.

Color DMCC

Color DMCC is incorporated in United Arab Dirham and is subject to United Arab Dirham Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant United Arab Dirham tax laws. The applicable tax rate is 9% in the amount of taxable income above approximately $0.1 million (AED 375,000) and taxable income below approximately $0.1 million (AED 375,000) are exempted from income tax.

Model Queen

Model Queen is organized in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. The Company did not make any provisions for Hong Kong Profits Tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax law, Model Queen is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Loss before provision for income taxes consisted of:

	For the Six Months Ended December 31, 2024	For the Six Months ended December 31, 2023
	(Unaudited)	(Unaudited)
Cayman	$(5,377,978)	$(3,370,210)
United States	401,825	(237,063)
Hong Kong	-	-
Dubai	(17,842,076)	(17,516,926
PRC	(649)	(54)
Loss before provision for income taxes	$(22,818,878)	$(21,124,253)

Significant components of deferred tax assets were as follows:

	December 31, 2024	June 30, 2024
Deferred tax assets
Net operating loss carryforward in the U.S.	622,760	706,247
Net operating loss carryforward in the UAE	5,352,674	3,746,887
Net operating loss carryforward in PRC	181	19
Valuation allowance	(5,975,615)	(4,453,153)
Total net deferred tax assets	$-	$-

As of December 31, 2024, and June 30, 2024, CACM and Color Star Ohio’s net operating loss carry forward for the U.S. income taxes was approximately $2.2 million and $2.6 million, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years but limited to 80% use per year. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in the U.S. If the Company is unable to generate taxable income in its United States operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $0.6 million and $0.7 million related to its U.S. operations as of December 31, 2024, and June 30, 2024, respectively.

As of December 31, 2024, and June 30, 2024, Color Star DMCC’s net operating loss carry forward for the United Arab Emirates income taxes was approximately $59.5 million and $41.6 million, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in United Arab Emirates. If the Company is unable to generate taxable income in its United Arab Emirates operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $5.4 million and $3.7 million related to its United Arab Emirates operations as of December 31, 2024, and June 30, 2024, respectively.

As of December 31, 2024, and June 30, 2024, Color Sky Hainan’s net operating loss carry forward for the PRC income taxes was $726 and $77, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for no longer than five years starting from the year subsequent to the year in which the loss was incurred. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history in PRC. If the Company is unable to generate taxable income in its PRC operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of $181 and $19 related to its PRC operations as of December 31, 2024, and June 30, 2024, respectively.

Changes in the valuation allowance for deferred tax assets increased by $1,522,462 from $4,453,153 on June 30, 2024, to $5,975,615 on December 31, 2024. Changes in the valuation allowance for deferred tax assets increased by $1,985,219 from $2,467,934 on June 30, 2023, to $4,453,153 on June 30, 2024.

(b) Uncertain tax positions

There were no uncertain tax positions as of December 31, 2024, and June 30, 2024, and management does not anticipate any potential future adjustments which would result in a material change to its tax positions. For the six months ended December 31, 2024, and 2023, the Company did not incur any tax related interest or penalties.